UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 14, 2006
                                                         -----------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-31565                06-1377322
------------------------------  -------------------------  ---------------------
(State or other jurisdiction     Commission File Number      (I.R.S. Employer
    of incorporation or                                     Identification No.)
       organization)


                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (516) 683-4100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))





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                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 8.01         Other Events
                  ------------

                  On December 14, 2006, New York Community Bancorp, Inc. (the "Company") issued a press release announcing that it had completed a private placement of $120.0 million of floating rate trust preferred capital securities, the proceeds of which will be used to fund the previously announced redemptions of previously issued floating rate trust preferred capital securities.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

         (d) Attached as Exhibit 99.1 is the press release issued by the Company on December 14, 2006.




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                                    SIGNATURE
                                    ---------


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 14, 2006                     NEW YORK COMMUNITY BANCORP, INC.
       -----------------

                                             /s/ Thomas R. Cangemi
                                             ---------------------
                                             Thomas R. Cangemi
                                             Senior Executive Vice President
                                              and Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------


Exhibit 99.1               Press release issued on December 14, 2006.